UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2014

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street Suite 2000

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Non-Employee Director Restricted Stock Grants.

On May 2, 2014 (the “Grant Date”), in connection with the recent election of directors at the 2014 annual stockholder’s meeting of Marchex, Inc. (“Marchex”), Marchex granted an aggregate of 64,900 restricted shares of Class B common stock under Marchex’s 2012 Stock Incentive Plan (the “Plan”), to Marchex’s non-employee directors as compensation for their annual board and committee service at a purchase price of $0.01 per share. One hundred percent (100%) of such shares shall vest on the earlier of one (1) year from the Grant Date or the date of the 2015 Annual Meeting of Stockholders of the Corporation, assuming continued service on Marchex’s Board of Directors (the “Board”) for such period and with accelerated vesting in full of all such restricted shares in the event of a Change of Control (as defined in such restricted stock agreements).

Allstate Amendment.

On May 1, 2014, Marchex entered into an amendment to the Statement of Work (2014 Call Advertising Services Project) (the “Amended SOW”), which amends the SOW originally entered into on March 10, 2014 (the “SOW”), by and between Marchex Sales, LLC (f/k/a Marchex Sales, Inc., f/k/a MDNH Inc.) and Allstate Insurance Company (“Allstate”), an Illinois insurance company. The Amended SOW provides updated 2014 campaign pricing information for Marchex’s Call Advertising services provided to Allstate thereunder.

The above summary is qualified in its entirety by reference to the Amended SOW, a copy of which will be filed as an exhibit to Marchex’s next applicable periodic report or registration statement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2014, Marchex held its 2014 Annual Meeting of Stockholders. Holders of Class A common stock are entitled to twenty-five (25) votes per share and holders of Class B common stock are entitled to one (1) vote per share and vote together as a single class on all matters (including election of directors) submitted to a vote of stockholders, unless otherwise required by law. At the meeting, the stockholders elected each director nominee to the Board by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON- VOTES
Russell C. Horowitz	151,784,706	553,337	5,344,355
Dennis Cline	150,827,395	1,510,648	5,344,355
Anne Devereux-Mills	150,930,767	1,407,276	5,344,355
Nicolas Hanauer	151,947,677	390,366	5,344,355
M. Wayne Wisehart	150,930,473	1,407,570	5,344,355

At the meeting, the stockholders voted on the other proposals as follows:

•	Stockholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for Marchex for the fiscal year ending December 31, 2014 (with shares representing 156,662,065 votes voting for, 916,280 votes against and 104,053 votes abstaining).

•	Stockholders approved by a non-binding advisory vote the compensation paid to Marchex’s named executive officers as disclosed in its proxy statement for the 2014 annual meeting with shares representing 150,733,250 votes voting for, 1,526,294 votes against, 78,499 votes abstaining and 5,344,355 broker non-votes.

•	Stockholders approved by a non-binding advisory vote the frequency at which the stockholders will be asked to approve the compensation to Marchex’s named executive officers in the future as follows:

Number of Shares Representing Votes

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
10,144,329	5,090	141,981,386	207,238	5,344,355

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: May 6, 2014	By:	/S/ RUSSELL C. HOROWITZ
	Name:	Russell C. Horowitz
	Title:	Chairman and Chief Executive Officer